SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 2, 2003

TRIAD HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	000-29816 (Commission File Number)	75-2816101 (IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas (Address of principal executive offices)		75024 (Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibit.

99.1	Press Release issued by Triad Hospitals, Inc. on September 2, 2003.

Item 9.	Regulation FD Disclosure.

On September 2, 2003, Triad Hospitals, Inc. issued a press release announcing that it has signed a definitive agreement to acquire four hospitals in Arkansas from subsidiaries of Tenet Healthcare Corporation. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/S/ DONALD P. FAY
Donald P. Fay
Executive Vice President, Secretary and General Counsel

Date: September 2, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on September 2, 2003.

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